Exhibit 99.17

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-E

KEY PERFORMANCE FACTORS
March 31, 1997



        Expected B Maturity                                        06/16/03


        Blended Coupon                                              5.6469%



        Excess Protection Level
          3 Month Average   5.03%
          March, 1997   5.87%
          February, 1997   5.40%
          January, 1997   3.83%


        Cash Yield                                  17.84%


        Investor Charge Offs                         4.50%


        Base Rate                                    7.46%


        Over 35 Day Delinquency                      4.55%


        Seller's Interest                           12.97%


        Total Payment Rate                          12.55%


        Total Principal Balance                     $24,979,151,243.99


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $3,239,523,725.50